CUSIP No. 50116V107

1.	Names of Reporting Persons	Mithaq Capital SPC

2.	Check the Appropriate Box if a Member of a Group
       (See Instructions)

		(a)	[   ]
		(b)	[   ]

3.	SEC Use Only:

4.	Citizenship or Place of Organization	Cayman Islands

Number of Shares Beneficially Owned by Each Reporting Person with:

Number of Shares 		5. Sole Voting Power:		1,181,840 [*] [**]
Beneficially Owned by
Each Reporting Person		6. Shared Voting Power:		[*]
with:
				7. Sole Dispositive Power:	1,181,840 [*] [**]

				8. Shared Dispositive Power: 	[*]


9.	Aggregate Amount Beneficially Owned by Each Reporting Person:  1,181,840

10.	Check if the Aggregate Amount in Row (9) Excludes Certain Shares	[   ]

11.	Percent of Class Represented by amount in Row (9):	10.1%

12.	Type of Reporting Person (See Instructions): CO


____________________________________________________________
[*] Turki Saleh A. AlRajhi and Muhammad Asif Seemab are directors of Mithaq Capital SPC and as such may exercise voting and dispositive power over the shares owned by Mithaq Capital SPC.

[**] The total number of shares reported is through the close of business on February 3, 2021.




CUSIP No. 50116V107

1.	Names of Reporting Persons	Turki Saleh A. AlRajhi

2.	Check the Appropriate Box if a Member of a Group
       (See Instructions)

		(a)	[   ]
		(b)	[   ]

3.	SEC Use Only

4.	Citizenship or Place of Organization	Saudi Arabia

Number of Shares 		5. Sole Voting Power:		0
Beneficially Owned by
Each Reporting Person		6. Shared Voting Power:		1,181,840 [*]
with:
				7. Sole Dispositive Power:	0

				8. Shared Dispositive Power: 	1,181,840 [*]


9.	Aggregate Amount Beneficially Owned by Each
	Reporting Person:	1,181,840

10.	Check if the Aggregate Amount in Row (9) Excludes
	Certain Shares	[   ]

11.	Percent of Class Represented by amount in Row (9):	10.1%

12.	Type of Reporting Person (See Instructions):  IN

____________________________________________________________

[*] The total number of shares reported is through the close of business on February 3, 2021.





CUSIP No. 50116V107

1.	Names of Reporting Persons	Muhammad Asif Seemab

2.	Check the Appropriate Box if a Member of a Group
       (See Instructions)

		(a)	[   ]
		(b)	[   ]

3.	SEC Use Only:

4.	Citizenship or Place of Organization:	Pakistan

Number of Shares 		5. Sole Voting Power:		0
Beneficially Owned by
Each Reporting Person		6. Shared Voting Power:		1,181,840 [*]
with:
				7. Sole Dispositive Power:	0

				8. Shared Dispositive Power: 	1,181,840 [*]

9.	Aggregate Amount Beneficially Owned by Each
	Reporting Person: 1,181,840

10.	Check if the Aggregate Amount in Row (9) Excludes
	Certain Shares	[   ]

11.	Percent of Class Represented by amount in Row (9):	10.1%

12.	Type of Reporting Person (See Instructions):	IN


____________________________________________________________

[*] The total number of shares reported is through the close of business on February 3, 2021.



Item 1
	1(a)	Name of Issuer:	Kubient, Inc.
	1(b)	Address of Issuer's Principal Executive Offices:
		228 Park Avenue
		Suite 72620
		New York, NY 10003

Item 2
	2(a)	Name of Person Filing:
		(i) Mithaq Capital SPC
		(ii) 	Turki Saleh A. AlRajhi
		(ii) Muhammad Asif Seemab

	2(b)	Address of Principal Business Office or, if none, Residence:

		(i) Mithaq Capital SPC
   		    c/o Synergy, Anas Ibn Malik Road
    		   Al Malqa, Riyadh 13521 Saudi Arabia

		(ii) Turki Saleh A. AlRajhi
		     Mithaq Capital SPC
     		     c/o Synergy, Anas Ibn Malik Road
		     Al Malqa, Riyadh 13521 Saudi Arabia

		(iii) Muhammad Asif Seemab
		      Mithaq Capital SPC
		      c/o Synergy, Anas Ibn Malik Road
		      Al Malqa, Riyadh 13521 Saudi Arabia

	2(c)	Citizenship:
		(i) 	Mithaq Capital SPC: 	Cayman Islands
		(ii) 	Turki Saleh A. AlRajhi:	Saudi Arabia
		(iii)	Muhammad Asif Seemab:	Pakistan

       2(d)	Title of Class of Securities: Common Stock


	2(e)	CUSIP Number:  50116V107

Item 3

If this statement is filed pursuant to Rule 13d-1(b), or 13d-2(b) or (c), check whether the person filing is a:

	a.	[   ]	Broker or Dealer registered under Section 15 of the Act;

	b.	[   ]	Bank as defined in Section 3(a)(6) of the Act;

	c.	[   ]	Insurance company as defined in Section 3(a)(19) of the Act;

	d.	[   ]	Investment company registered under section 8 of the Investment
			Company Act of 1940;

	e.	[   ]	An investment adviser in accordance with Rule 13d 1(b)(1)(ii)(E);

	f.	[   ]	An employee benefit plan or endowment fund in
			accordance with Rule 13d 1(b)(1)(ii)(F);

	g.	[   ]	A parent holding company or control person
			in accordance with Rule 13d 1(b)(1)(ii)(G);

	h.	[   ]	A savings associations as defined in Section 3(b) of the
			Federal Deposit Insurance Act (12 U.S.C. 1813);

	i.	[   ]	A church plan that is excluded from the definition of
			an investment company under section 3(c)(14) of the Investment Company Act of 1940;

	j.	[   ]	A non-U.S. institution that is the functional equivalent
			of any of the institutions listed in Rule 13d 1(b)(1)(ii)(A)
			through (I), so long as the non-U.S. institution is subject
			to a regulatory scheme that is substantially comparable to
			the regulatory scheme applicable to the equivalent U.S.
			institution; and

	k.	[   ]	Group, in accordance with Rule 13d 1(b)(1)(ii)(K).



Item 4.  Ownership

Reporting Person:	Mithaq Capital SPC

Provide the following information regarding the aggregate number and percentage of the class of securities of the issuer identified in Item 1.

	(a)	Amount beneficially owned:	1,181,840
	(b)	Percent of class:		10.1%
	(c)	Number of shares as to which the person has:
		(i)	Sole power to vote or to direct the vote: 	1,181,840
		(ii)	Shared power to vote or to direct the vote: 	0
		(iii) Sole power to dispose or to direct the disposition of: 	1,181,840
		(iv) Shared power to dispose or to direct the disposition of:	0

Reporting Person:	Turki Saleh A. AlRajhi

Provide the following information regarding the aggregate number and percentage of the class of securities of the issuer identified in Item 1.

	(a)	Amount beneficially owned:	1,181,840
	(b)	Percent of class:			10.1%
	(c)	Number of shares as to which the person has:
		(i)	Sole power to vote or to direct the vote: 0
		(ii)	Shared power to vote or to direct the vote: 1,181,840
		(iii)	Sole power to dispose or to direct the disposition of: 0
		(iv) Shared power to dispose or to direct the disposition of: 1,181,840

Reporting Person:	Muhammad Asif Seemab

Provide the following information regarding the aggregate number and percentage of the class of securities of the issuer identified in Item 1.
	(a)	Amount beneficially owned:	1,181,840
	(b)	Percent of class:			10.1%
	(c)	Number of shares as to which the person has:
		(i)	Sole power to vote or to direct the vote: 0
		(ii)	Shared power to vote or to direct the vote: 1,181,840
		(iii)	Sole power to dispose or to direct the disposition of: 0
		(iv) Shared power to dispose or to direct the disposition of: 1,181,840

Item 5.  	Ownership of Five Percent or Less of a Class

If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five
percent of the class of securities, check the following:  [   ]

Item 6.  	Ownership of More than Five Percent on Behalf of Another
       		Person. N/A

Item 7.  	Identification and Classification of the Subsidiary
       		Which Acquired the Security Being Reported on By the Parent Holding Company or Control Person. N/A

Item 8. 	Identification and Classification of Members of the Group: N/A

Item 9.  	Notice of Dissolution of Group. N/A

Item 10. 	Certification

	By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were not acquired and are not held for the purposeof or with the effect of changing or influencing the control of the issuer of the securities and were not acquired and are not held in connection with or as a participantin any transaction having that purpose or effect, other than activities solely in connection with a nomination under Section 240.14a-11.

	SIGNATURES

	After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


Date:	February 3, 2021			Mithaq Capital SPC


					       	By:	/s/Turki Saleh A. AlRajhi
       						Name:	 Turki Saleh A. AlRajhi
       						Title: Director


						By:	/s/Muhammad Asif Seemab
       						Name:	Muhammad Asif Seemab
       						Title:	Director



Date:	February 3, 2021			/s/Turki Saleh A. AlRajhi
						Turki Saleh A. AlRajhi




Dated: February 3, 2021				/s/Muhammad Asif Seemab
      						 Muhammad Asif Seemab










Joint Filing Agreement Pursuant to Rule 13d-1(K)(1)


                This will confirm the agreement by and among the undersigned that this Schedule 13G filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the common stock of Kubient, Inc., is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

	This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Date:	February 3, 2021			Mithaq Capital SPC


					       	By:	/s/Turki Saleh A. AlRajhi
       						Name:	 Turki Saleh A. AlRajhi
       						Title: 	Director


						By:	/s/Muhammad Asif Seemab
       						Name:	Muhammad Asif Seemab
       						Title:	Director



Date:	February 3, 2021			/s/Turki Saleh A. AlRajhi
						Turki Saleh A. AlRajhi




Dated: February 3, 2021				/s/Muhammad Asif Seemab
      						 Muhammad Asif Seemab






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